Exhibit 99.1

Yum China to Outline Vision as an Independent Company at Yum! Brands Annual Investor Conference

Shanghai, China, October 11, 2016 — Yum China Holdings, Inc. (“Yum China”) will outline its vision for the company as an independent business today at Yum! Brands, Inc.’s (NYSE: YUM) annual investor conference in New York, NY.  Yum China expects to begin trading as an independent company beginning November 1, 2016, on the New York Stock Exchange under the ticker symbol “YUMC.”

“Yum China is a powerhouse business that will be one of China’s largest publicly traded retail companies. We employ over 400,000 people and serve over 2 billion customers annually. With our unique market position and a rapidly growing middle class and urban population, we believe that we offer an unrivalled opportunity for sustained long-term growth in China,” said Micky Pant, Chief Executive Officer of Yum China. “At separation, we will be operating a highly cash-generative business, with no external debt and ample cash on hand. This will enable us to invest in new restaurants, digital engagement and our delivery network, providing job opportunities to thousands more people across the country and contributing to economic growth.”

Mr. Pant concluded, “With leading brands and supported by U.S. governance, Yum China is a unique investment opportunity. We are committed to generating value for our customers, our employees and our shareholders for decades to come.”

Yum China Highlights — Post-separation

•                  Largest independent restaurant company in China, with exclusive rights to the KFC, Pizza Hut and Taco Bell brands in China, and ownership of China’s Little Sheep and East Dawning brands

•                  No debt and expect over $900 million cash on hand at separation, and significant free cash flow generation, enabling shareholder cash returns and investment in new growth engines

•                  Industry-leading development capability, marketing scale and coverage, supply chain infrastructure and brand strength in the world’s fastest-growing major economy

•                  Potential to triple units over the long term

•                  Substantial runway for same-store sales growth

•                  Strong and experienced management team, led by Micky Pant and a highly qualified Board of Directors, led by Dr. Fred Hu

About Yum China

Yum China Holdings, Inc. will become a licensee of Yum! Brands in mainland China. It will have exclusive rights to KFC, China’s leading quick-service restaurant concept, Pizza Hut, the leading casual dining restaurant brand in China, and Taco Bell, which is expanding globally but is not yet in China. Yum China will also own the Little Sheep and East Dawning concepts outright. The new company will be well positioned for growth thanks to its strong competitive position, integration of its brands into Chinese popular culture and consumers’ daily lives, expanding geographic footprint in China and existing operational expertise. It will have a strong capital position, no external debt and expects to continue growing its system sales and profit by adding new restaurants and through growing same-store sales. Yum China has more than 7,300 restaurants and more than 400,000 employees in over 1,100 cities, and generated over $8 billion in system sales in 2015. A new generation of younger consumers who are digitally sophisticated and brand driven are fueling growth in consumption in China. The ongoing growth of the middle class and urban population in China is expected to create the world’s largest market for restaurant brands, with Yum China poised to be the market leader.

The separation is currently expected to occur after the close of business on October 31, 2016. Yum China expects to begin trading “regular way” as an independent company beginning November 1, 2016, on the

New York Stock Exchange (NYSE) under the ticker symbol “YUMC.” Yum! Brands expects “when-issued” trading for both Yum! Brands and Yum China to begin on the NYSE on October 17, 2016, under the symbol “YUM WI” for Yum! Brands and “YUMC WI” for Yum China.

About Yum! Brands

Yum! Brands, Inc., based in Louisville, Kentucky, has more than 43,000+ restaurants in almost 140 countries and territories. Yum! Brands is ranked #218 on the Fortune 500 List with revenues of over $13 billion in 2015 and is one of the Aon Hewitt Top Companies for Leaders in North America. The Company’s restaurant brands — KFC, Pizza Hut and Taco Bell — are the global leaders of the chicken, pizza and Mexican-style food categories. Worldwide, the Yum! Brands system opens over six new restaurants per day on average, making it a leader in global retail development.

Additional Information

Definitions of terms are available online at www.yum.com under “Investors” and ir.yumchina.com .

Forward-Looking Statements

Certain statements in this communication contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “expect,” “expectation,” “believe,” “anticipate,” “may,” “could,” “intend,” “belief,” “plan,” “estimate,” “target,” “predict,” “likely,” “will,” “should,” “forecast,” “outlook” or similar terminology. These statements are based on current estimates and assumptions made by us in light of our experience and perception of historical trends, current conditions and expected future developments, as well as other factors that we believe are appropriate and reasonable under the circumstances, but there can be no assurance that such estimates and assumptions will prove to be correct. Forward-looking statements include, without limitation, statements regarding the future business plans and earnings and performance of Yum China including all targets and factors related to Yum China’s ongoing EPS growth model, statements regarding any intended capital return to shareholders, and statements regarding the capital structure of Yum China or any of its businesses. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks and uncertainties that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or assumptions will be achieved. The forward-looking statements included on our website are only made as of the date indicated on the relevant materials, and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances, including, without limitation: whether we are able to achieve development goals at the times and in the amounts currently anticipated, if at all, the success of our marketing campaigns and product innovation, our ability to maintain food safety and quality control systems, our ability to control costs and expenses, including tax costs, as well as changes in political, economic and regulatory conditions in China. Numerous factors could cause our actual results to differ materially from those expressed or implied by forward-looking statements. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any such forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. You should consult our filings with the Securities and Exchange Commission (including the information set forth under the captions “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in the Information Statement included in our Registration Statement on Form 10) for additional detail about factors that could affect our financial and other results.

Media Contacts:

Forest Liu, +86 21 2407 7505

Director, Financial Media

Yum China Holdings, Inc.

Naomi Tudhope, +86 21 6039 6388

Brunswick Group